SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2011

Webster Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut		06702
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 578-2202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., Vice Chairman and Chief Operating Officer, Jerry Plush, and Executive Vice President and Chief Financial Officer, Glenn MacInnes, will make a presentation at the Bank of America Merrill Lynch Banking and Financial Services Conference on Wednesday, November 16, 2011, from 10:45 a.m. to 11:30 a.m. Presentation slides and a link to the live webcast are available in the Investor Relations section of Webster’s website at www.wbst.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Webster Financial Corporation

Date: November 15, 2011	By:	/s/ Gregory S. Madar
Gregory S. Madar
Senior Vice President and Chief Accounting Officer